                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 1999



                           ANGSTROM TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-12646                31-1065350
-------------------------------         -----------          ------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          file number)         Identification No.)

            1895 Airport Exchange Boulevard, Erlanger, Kentucky 41018
            ---------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code  (606)282-0020
                                                    -------------

ITEM 5.  OTHER EVENTS.

         On August 2, 1999, Daniel A. Marinello resigned as the President, CEO, CFO and as a director of Angstrom Technologies, Inc. (the "Company"). Mr. Marinello had served the Company as the CEO and CFO since October, 1992 and as a director since February, 1987.

         On August 2, 1999, Louis Liang was appointed interim President and CEO of the Company. Mr. Liang has been a director of the Company since 1994 and has been a consultant to the Company since 1996. Prior to this, beginning in May, 1994, Mr. Liang served as the Company's Executive Vice President -- Strategic Business. On August 2, 1999, William J. Ryan was appointed interim CFO of the Company. Mr. Ryan has been a director and the Executive Vice President -- Operations since April, 1994.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 3, 1999               ANGSTROM TECHNOLOGIES, INC.


                                   By: /s/ Louis Liang
                                      ------------------------------------------
                                      Louis Liang, Interim President and Chief
                                      Executive Officer






                                       2